Exhibit 99.2
Synovus
INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)

	2010		2009			1st Quarter
	First	Fourth	Third	Second	First	‘10 vs. ’09
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$343,906	362,911	377,839	385,710	387,574	(11.3)%
Interest expense	93,928	105,853	121,989	127,883	143,154	(34.4)

Net interest income (taxable equivalent)	249,978	257,058	255,850	257,827	244,420	2.3
Tax equivalent adjustment	1,111	1,227	1,219	1,219	1,181	(5.9)

Net interest income	248,867	255,831	254,631	256,608	243,239	2.3
Provision for losses on loans	340,948	387,114	496,522	631,526	290,437	17.4

Net interest expense after provision for loan losses	(92,081)	(131,283)	(241,891)	(374,918)	(47,198)	(95.1)

Non-interest income:
Service charges on deposit accounts	26,280	29,651	29,699	29,702	28,699	(8.4)
Fiduciary and asset management fees	11,338	11,455	11,244	10,657	10,815	4.8
Brokerage and investment banking income	5,931	7,035	7,047	7,521	6,871	(13.7)
Mortgage banking income	5,814	7,572	7,037	14,590	9,322	(37.6)
Bankcard fees	9,515	9,521	9,114	9,144	8,361	13.8
Investment securities (losses) gains	(448)	(663)	14,730	—	—	nm
Other fee income	5,530	7,055	7,733	8,722	7,690	(28.1)
Increase (decrease) in fair value of private equity investments, net	899	142	(6,853)	8,090	—	nm
Gain from sale of MasterCard shares	—	—	—	8,351	—	nm
Gain from sale of Visa shares	—	51,900	—	—	—	nm
Other non-interest income	4,839	13,179	6,484	6,425	12,627	(61.7)

Total non-interest income	69,698	136,847	86,235	103,202	84,385	(17.4)

Non-interest expense:
Salaries and other personnel expense	104,022	100,575	105,001	108,508	111,085	(6.4)
Net occupancy and equipment expense	29,978	29,861	31,217	30,544	31,484	(4.8)
FDIC insurance and other regulatory fees	17,646	17,913	15,341	30,061	12,999	35.7
Foreclosed real estate expense	45,507	34,098	101,437	172,404	46,330	(1.8)
Gains (losses) on other loans held for sale	61	—	608	1,160	(65)	193.8
Visa litigation recovery	—	(2,374)	(4,067)	—	—	nm
Goodwill impairment	—	14,849	—	241	—	nm
Professional fees	9,380	10,397	11,121	10,340	6,945	35.1
Data processing expense	10,683	11,615	11,194	11,166	11,155	(4.2)
Restructuring charges	—	(347)	(413)	397	6,358	nm
Other operating expenses	35,520	32,906	45,381	29,114	34,748	2.2

Total non-interest expense	252,797	249,493	316,820	393,935	261,039	(3.2)

Loss from continuing operations before income taxes	(275,180)	(243,929)	(472,476)	(665,651)	(223,852)	(22.9)
Income tax (benefit) expense	(16,337)	25,518	(31,528)	(80,059)	(85,908)	81.0

Loss from continuing operations	(258,843)	(269,447)	(440,948)	(585,592)	(137,944)	(87.6)

Income from discontinued operations, net of taxes	43,161	889	1,146	1,340	1,215	nm

Net loss	(215,682)	(268,558)	(439,802)	(584,252)	(136,729)	(57.7)
Net (loss) income attributable to non-controlling interest	(209)	(1)	(255)	2,677	(57)	(266.7)

Net loss attributable to controlling interest	(215,473)	(268,557)	(439,547)	(586,929)	(136,672)	(57.7)

Dividends and accretion of discount on preferred stock	14,325	14,291	14,258	14,225	14,192	0.9

Net loss available to common shareholders	$(229,798)	(282,848)	(453,805)	(601,154)	(150,864)	(52.3)

Basic EPS
Net income (loss) from continuing operations available to common shareholders	$(0.56)	(0.58)	(1.32)	(1.83)	(0.46)	(20.9)%
Net income (loss) available to common shareholders	(0.47)	(0.58)	(1.32)	(1.82)	(0.46)	(2.6)

Diluted EPS
Net income (loss) from continuing operations available to common shareholders	(0.56)	(0.58)	(1.32)	(1.83)	(0.46)	(20.9)
Net income (loss) available to common shareholders	(0.47)	(0.58)	(1.32)	(1.82)	(0.46)	(2.6)

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—

Return on average assets *	(3.22)%	(3.18)	(5.13)	(6.77)	(1.59)	(163	)bp
Return on average common equity *	(59.10)	(53.25)	(90.59)	(92.07)	(22.07)	nm

Average common shares outstanding — basic	489,607	486,104	344,626	329,850	329,785	48.5%
Average common shares outstanding — diluted	489,607	486,104	344,626	329,850	329,785	48.5

nm	- not meaningful

*	- ratios are annualized

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Synovus
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	March 31, 2010	December 31, 2009	March 31, 2009
ASSETS

Cash and due from banks	$579,620	564,482	437,788
Interest bearing funds with Federal Reserve Bank	2,826,702	1,901,847	362,038
Interest earning deposits with banks	12,817	12,534	95,757
Federal funds sold and securities purchased under resale agreements	166,392	203,959	155,549
Trading account assets, at fair value	13,605	14,370	15,013
Mortgage loans held for sale, at fair value	112,989	138,056	223,093
Other loans held for sale	78,077	36,816	22,751
Investment securities available for sale, at fair value	3,237,519	3,188,735	3,778,473
Loans, net of unearned income	24,417,164	25,383,068	27,730,272
Allowance for loan losses	(968,697)	(943,725)	(642,422)

Loans, net	23,448,467	24,439,343	27,087,850

Premises and equipment, net	572,815	580,375	603,555
Goodwill	24,431	24,431	39,521
Other intangible assets, net	15,556	16,649	20,064
Other assets	1,350,448	1,709,821	1,705,980

Total assets	$32,439,438	32,831,418	34,547,432

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,352,327	4,172,697	3,785,089
Interest bearing deposits	22,827,721	23,260,836	24,162,897

Total deposits	27,180,048	27,433,533	27,947,986

Federal funds purchased and other short-term borrowings	450,979	475,062	577,269
Long-term debt	1,868,343	1,751,592	1,869,884
Other liabilities	301,615	299,730	480,895

Total liabilities	29,800,985	29,959,917	30,876,034

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	930,433	928,207	921,728
Common stock, par value $1.00 (2)	495,536	495,514	336,069
Additional paid-in capital	1,607,140	1,605,097	1,168,409
Treasury stock, at cost (3)	(114,174)	(114,155)	(114,139)
Accumulated other comprehensive income	80,722	84,806	125,013
Accumulated (deficit) retained earnings	(382,914)	(148,428)	1,200,899

Total shareholders’ equity	2,616,743	2,851,041	3,637,979
Non-controlling interest in subsidiaries	21,710	20,460	33,419

Total equity	2,638,453	2,871,501	3,671,398

Total liabilities and equity	$32,439,438	32,831,418	34,547,432

(1)	Preferred shares outstanding: 967,870

(2)	Common shares outstanding: 489,843,709; 489,828,319; and 330,386,502 at March 31, 2010, December 31, 2009, and

March 31, 2009, respectively.

(3)	Treasury shares: 5,692,422; 5,685,638; and 5,682,301 at March 31, 2010, December 31, 2009, and March 31, 2009, respectively.

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Synovus
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2010	2009
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets

Taxable investment securities	$2,952,188	2,983,914	3,209,718	3,353,382	3,455,091
Yield	4.70%	4.79	5.06	5.16	5.22
Tax-exempt investment securities	$72,041	88,848	98,435	107,626	116,163
Yield (taxable equivalent)	7.16%	7.03	7.06	7.08	6.91
Trading account assets	$14,881	14,356	13,439	19,984	22,580
Yield	5.30%	5.60	8.22	5.57	6.02
Commercial loans	$20,880,069	21,722,140	22,850,126	23,572,578	23,525,450
Yield	4.85%	4.82	4.73	4.72	4.77
Consumer loans	$4,174,320	4,249,316	4,303,592	4,335,897	4,353,580
Yield	5.36%	5.32	5.37	5.38	5.50
Allowance for loan losses	$(951,552)	(906,484)	(905,700)	(663,355)	(627,110)

Loans, net	$24,102,837	25,064,972	26,248,018	27,245,120	27,251,920
Yield	5.15%	5.10	5.01	4.96	5.01
Mortgage loans held for sale	$96,440	114,906	194,158	268,933	247,937
Yield	5.49%	5.29	5.39	4.94	5.46
Federal funds sold, due from Federal Reserve Bank and other short-term investments	$2,435,880	2,995,367	1,653,546	996,754	1,214,897
Yield	0.24%	0.24	0.24	0.24	0.31
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$142,524	140,550	139,230	132,346	117,205
Yield	0.97%	1.01	1.38	0.54	0.66

Total interest earning assets	$29,816,791	31,402,913	31,556,544	32,124,145	32,425,793
Yield	4.67%	4.59	4.76	4.83	4.84

Interest Bearing Liabilities

Interest bearing demand deposits	$3,636,437	3,851,237	3,310,924	3,582,954	3,602,371
Rate	0.42%	0.41	0.42	0.45	0.49
Money market accounts	$6,450,696	6,420,003	6,309,578	6,241,764	6,272,015
Rate	1.19%	1.21	1.23	1.24	1.30
Savings deposits	$476,007	469,526	477,909	477,752	452,206
Rate	0.15%	0.15	0.15	0.15	0.16
Time deposits under $100,000	$2,726,002	2,851,913	3,030,346	3,126,984	3,222,601
Rate	2.17%	2.44	2.86	3.13	3.41
Time deposits over $100,000	$4,770,429	4,909,253	5,281,529	5,355,736	5,555,084
Rate	2.05%	2.32	2.73	3.04	3.31
National market brokered money market accounts	$1,047,417	1,218,363	1,365,477	1,885,214	2,073,734
Rate	0.74%	0.75	0.77	0.75	0.82
National market brokered time deposits	$3,871,581	4,011,648	3,941,977	3,203,546	3,718,570
Rate	2.13%	2.41	2.66	3.09	3.38

Total interest bearing deposits	$22,978,569	23,731,943	23,717,740	23,873,950	24,896,581
Rate	1.48%	1.62	1.85	1.96	2.16
Federal funds purchased and other short-term liabilities	$472,691	729,988	1,194,759	1,166,785	578,717
Rate	0.47%	0.45	0.37	0.36	0.59
Long-term debt	$1,805,363	1,897,915	1,906,320	2,090,710	1,964,064
Rate	2.17%	1.75	2.14	1.94	2.07

Total interest bearing liabilities	$25,256,623	26,359,846	26,818,819	27,131,445	27,439,362
Rate	1.51%	1.59	1.80	1.89	2.11

Non-interest bearing demand deposits	$4,243,622	4,162,027	4,069,108	3,812,876	3,611,958

Net interest margin	3.39%	3.25	3.22	3.23	3.05

*	Yields and rates are annualized.

(1)	Included as a component of Other Assets on the balance sheet

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Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	March 31, 2010
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$917,478	3.8%	$12,048	0.8%
Hotels	1,064,300	4.4	228,402	14.8
Office Buildings	1,018,060	4.2	17,996	1.2
Shopping Centers	1,126,052	4.6	28,183	1.8
Commercial Development	510,340	2.1	71,509	4.6
Warehouses	521,933	2.1	5,776	0.4
Other Investment Property	562,088	2.2	26,118	1.7

Total Investment Properties	5,720,251	23.4	390,032	25.3

1-4 Family Construction	576,542	2.4	151,767	9.8
1-4 Family Perm / Mini-Perm	1,266,446	5.2	79,546	5.2
Residential Development	1,221,026	5.0	344,886	22.4

Total 1-4 Family Properties	3,064,014	12.6	576,199	37.4

Land Acquisition	1,397,870	5.7	251,267	16.3

Total Commercial Real Estate	10,182,135	41.7	1,217,498	79.0

Commercial , Financial, and Agricultural	5,779,238	23.7	171,864	11.1
Owner-Occupied	4,350,811	17.8	85,495	5.5

Total Commercial & Industrial	10,130,049	41.5	257,359	16.6
Home Equity	1,695,679	6.9	16,943	1.1
Consumer Mortgages	1,587,537	6.5	44,383	2.9
Credit Card	284,781	1.2	—	—
Other Retail Loans	553,936	2.3	6,521	0.4

Total Retail	4,121,933	16.9	67,847	4.4
Unearned Income	(16,953)	(0.1)	—	—

Total	$24,417,164	100.0%	$1,542,704	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		1Q10 vs. 4Q09		1Q10 vs. 1Q09
Loan Type	March 31, 2010	December 31, 2009	% change (1)	March 31, 2009	% change
Multi-Family	$917,478	946,598	(12.5)%	$691,327	32.7%
Hotels	1,064,300	1,060,837	1.3	1,072,469	(0.8)
Office Buildings	1,018,060	1,034,934	(6.6)	1,122,953	(9.3)
Shopping Centers	1,126,052	1,149,245	(8.2)	1,159,863	(2.9)
Commercial Development	510,340	546,055	(26.5)	730,823	(30.2)
Warehouses	521,933	556,826	(25.4)	534,252	(2.3)
Other Investment Property	562,088	592,937	(21.1)	729,932	(23.0)

Total Investment Properties	5,720,251	5,887,432	(11.5)	6,041,619	(5.3)

1-4 Family Construction	576,542	714,411	(78.3)	1,466,636	(60.7)
1-4 Family Perm / Mini-Perm	1,266,446	1,281,411	(4.7)	1,376,198	(8.0)
Residential Development	1,221,026	1,334,859	(34.6)	1,931,607	(36.8)

Total 1-4 Family Properties	3,064,014	3,330,681	(32.5)	4,774,441	(35.8)

Land Acquisition	1,397,870	1,510,981	(30.4)	1,742,024	(19.8)

Total Commercial Real Estate	10,182,135	10,729,094	(20.7)	12,558,084	(18.9)

Commercial , Financial, and Agricultural	5,779,238	6,015,445	(15.9)	6,461,156	nm
Owner-Occupied	4,350,811	4,445,648	(8.7)	4,416,435	(1.5)

Total Commercial & Industrial	10,130,049	10,461,093	(12.8)	10,877,591	(6.9)
Home Equity	1,695,679	1,714,994	(4.6)	1,718,918	(1.4)
Consumer Mortgages	1,587,537	1,637,978	(12.5)	1,734,438	(8.5)
Credit Card	284,781	294,126	(12.9)	285,099	(0.1)
Other Retail Loans	553,936	565,131	(8.0)	588,164	(5.8)

Total Retail	4,121,933	4,212,229	(8.7)	4,326,619	(4.7)
Unearned Income	(16,953)	(19,348)	(50.2)	(32,022)	(47.1)

Total	$24,417,164	25,383,068	(15.4)%	$27,730,272	(11.9)%

(1)	Percentage change is annualized.

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Synovus
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2010	2009				1st Quarter
	First	Fourth	Third	Second	First	’10 vs. ’09
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans	$1,542,704	1,555,776	1,519,049	1,472,242	1,415,269	9.0%
Impaired Loans Held for Sale (1)	78,077	36,816	40,932	34,938	22,751	243.2
Other Real Estate	222,155	238,807	187,494	210,968	287,246	(22.7)
Nonperforming Assets	1,842,937	1,831,399	1,747,475	1,718,148	1,725,266	6.8
Allowance for Loan Losses	968,697	943,725	918,468	918,723	642,422	50.8
Net Charge-Offs — Quarter	315,976	361,857	496,777	355,224	246,314	28.3
Net Charge-Offs — YTD	315,976	1,460,172	1,098,315	601,538	246,314	28.3
Net Charge-Offs / Average Loans — Quarter (2)	5.05%	5.58	7.33	5.09	3.53
Net Charge-Offs / Average Loans — YTD (2)	5.05	5.37	5.30	4.31	3.53
Nonperforming Loans / Loans	6.32	6.13	5.77	5.34	5.10
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	7.46	7.14	6.58	6.17	6.15
Allowance / Loans	3.97	3.72	3.49	3.33	2.32
Allowance / Nonperforming Loans	62.79	60.66	60.46	62.40	45.39
Past Due Loans over 90 days and Still Accruing	$35,491	19,938	43,816	31,018	31,316	13.3%
As a Percentage of Loans Outstanding	0.15%	0.08	0.17	0.11	0.11
Total Past Dues Loans and Still Accruing	$294,753	262,446	356,456	331,731	587,014	(49.8)
As a Percentage of Loans Outstanding	1.21%	1.03	1.35	1.20	2.12
Restructured loans (accruing)	$261,160	213,552	192,559	18,025	25,919	nm

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(2)	Ratio is annualized.
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	March 31, 2010	December 31, 2009	March 31, 2009
Tier 1 Capital	$2,494,790	2,721,287	3,454,987
Total Risk-Based Capital	3,357,445	3,637,712	4,440,572
Tier 1 Capital Ratio	9.69%	10.16	11.06
Total Risk-Based Capital Ratio	13.04	13.58	14.22
Leverage Ratio	7.68	8.12	9.88
Common Equity as a Percentage of Total Assets (2)	5.20	5.86	7.86
Tangible Common Equity as a Percentage of Tangible Assets (3)	5.08	5.74	7.70
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	6.39	7.03	8.51
Book Value Per Common Share (4)	3.44	3.93	8.22
Tangible Book Value Per Common Share (3)	3.36	3.84	8.04

(1)	Current quarter regulatory capital information is preliminary.

(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.

(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.

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